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Exhibit 99.1 Certification of Chief Executive Officer Pursuant to 18 U.S.C.
Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of
2002

I, Joseph H. Netherland, Chairman, President and Chief Executive Officer of FMC Technologies, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(a) the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2002, as filed with the Securities and Exchange Commission (the Report), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2002

                                               /s/ Joseph H. Netherland
                                               ------------------------
                                               Joseph H. Netherland
                                               Chairman, President and Chief
                                               Executive Officer